Exhibit 99.1
                                Table of Contents

The Level 3 Strategy

1.       Overview                                     Jim Crowe
2.       Supply                                       Jim Crowe
3.       Demand                                       Ron Vidal
4.       Disaggregation                               Ron Vidal
5.       Silicon Economics and Value Creation         Jim Crowe

The Level 3 Approach

6.       Customers, Sales and Services                Kevin O'Hara
7.       -   Colocation Services                      Jimmy Byrd
8.       -   Softswitch Services                      Ike Elliott
9.       Level 3 Network                              Dan Caruso
10.      International Strategy                       Colin Williams
11.      Our People                                   Kevin O'Hara
12.      Financial Overview                           Doug Bradbury

13.      Summary

         Q & A

                           Forward Looking Statements

The presentations made at the Silicon Economics II: Supply o Demand & Disaggregation, both oral and written, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, statements concerning: anticipated trends in the market for communications services; the elasticity of demand for communications services; the anticipated reduction in the cost to provide communications over an IP technology based network; the anticipated price-performance of IP technology based products and services; the sources of demand for communications services; expectations of the rate of price performance improvements; estimates of completion dates; future revenues, monthly recurring revenues, gross margin percentages, selling general and administrative expenses as a percentage of revenues, capital requirements and levels of capital expenditures; expectations as to funding the company's capital requirements; and other statements of expectations, beliefs, future plans and strategies, anticipated developments and other matters that are not historical facts.

The forward-looking statements are based on management's beliefs as well as on a number of assumptions concerning future events. Participants at the conference and readers of these materials are cautioned not to put undue reliance on these forward looking statements, which are not a guarantee of performance and are subject to a number of uncertainties and other factors, many of which are outside the company's control, that could cause actual events or results to differ materially from those expressed or implied by the statements. The most important factors that could prevent the company from achieving its stated goals include, but are not limited to, failure by the company to: achieve and sustain profitability based on the creation and implementation of the Level 3 Network; overcome significant early operating losses; overcome difficulties in constructing the Level 3 Network which could increase its cost and delay its schedule completion, produce sufficient capital to fund the company's business plan; develop financial and management controls, as well as additional controls of operating expenses as well as other costs; attract and retain qualified management and other personnel; install on a timely basis the switches/routers, fiber optic cable and associated electronics required for successful implementation of the company's business plan; and develop and implement effective internal processes and systems for processing customer orders and provisioning. For a discussion of certain of these factors, please see the Company's Current Report on Form 8-K/A filed with the Securities and Exchange Commission on November 9, 1999.

                                      * * *

The materials presented at the Silicon Economics II: Supply o Demand & Disaggregation, including materials contained in this binder, are copyrighted by Level 3 Communications, Inc.

     Copyright (C) Level 3 Communications, Inc. 2000 - All Rights Reserved

                                    Overview

                                    Jim Crowe
                                    President
                                       and
                             Chief Executive Officer

                         Four Keys To Level 3's Strategy

o    Bandwidth price-performance improvement rates will exceed Moore's law
o    Bandwidth demand is strongly price elastic
o The combination of rapidly dropping prices and increasing demand ("Silicon Economics") is a key dynamic in the communications industry
o Silicon economics is disrupting the traditional, vertically integrated communications industry

                       A Properly Designed Network Should
                    Leverage Rapidly Improving Technologies

                        IP             Optical
                        Technology     Technology
Trend Line Annual       52%            100%
Improvement Rate (%)
Time to Double
Performance Per         20             12                   Weighted Annual =80%
Dollar (mo)                                                 Improvement Rate
Percentage of
Cumulative Variable     34%            66%
CapEx(1)

[FN]
(1)  Level 3 10-year plan

                           The Silicon Economics Model

[Graphic: insecting price and demand curved lines]

o Rapid decrease in unit cost and unit price caused by market based technology improvement
o    Unit demand grows much faster than unit price declines

                           Computing Prices And Demand
                          Illustrate Silicon Economics

[Graphic: intersecting line graph with $ per MIPS on Y axis and years 1998 to 1996 on X axis]

o Market based technical improvements have rapidly lowered unit cost and price
o    For each 1% decrease in price, demand has increased over 2%

Source:  Industry Data

                             Silicon Economic Model

[Graphic: Quadrant graphic with LD in lower left, electricity in upper left, computer hard drives lower right and micro-processors, backbone routers and bandwidth in upper right with increasing price elasticity on the X axis and price-performance improvement increasing on the Y axis.]

                       Silicon Economics Is Disrupting The
                    Traditional, Vertical Integration Model

o    Slow  moving   vertical   companies   challenged  by  fast  moving  focused
     competitors
o Market based standards enable horizontal companies to offer bundled services
o Horizontal companies rapidly decrease costs and prices, and stimulate demand

                                     Summary

o To benefit from silicon economics, a service provider must rapidly decrease unit cost and unit price, and increase unit demand
o A continuously upgradeable network is required to leverage technology improvements
o    Voice is a significant opportunity in the near term
o    IP based multimedia will dominate revenues over the longer term
o Level 3 is focused on selling Internet infrastructure services to Web centric companies

                            The Level 3 Business Plan

[Graphic: representative Gnatt chart showing Phase 1 to Phase 6 with years 1998 to 2000]

o    Focus on Web centric customers with rapidly growing demand
o    Comprehensive range of services
o    Upgradeable network
o    Attract and retain the best people
o    Maintain financial strength

                                     Supply

                             The Parts Of A Network

[Graphic: representative schematic of access network and backbone network]

o Access networks support specific service areas and directly connect to customers
o    Backbone networks connect points of traffic aggregation

                            The Transmission Choices

[Graphic: two column chart with Access as label for first column and Backbone as label for second column. Wireless is label for first row and Wireline is label for second row. Upper left square contains fixed wireless, PCS, Cellular, 3G and Satellite. Upper right hand square contains N/A. Lower left hand square contains copper, coax and fiber. Lower right hand square contains fiber.]

                          Fixed Wireless And Satellite
                         Are Not Competitive With Fiber
                           For Broadband Applications

                             Single Fiber Bandwidth
                             (1) / Total Spectrum                                  Total U.S. Spectrum
                             Owned                      Company                    Owned (Mhz)
                             3834                       TELIGENT                   13,040
Capacity of 1 Fiber =        2167                       MCI/SPRINT                 23,072
                             1422                       ART                        35,150
                             1015                       WINSTAR                    49,250
                             982                        NEXTLINK                   50,900

Source:  ING Baring, JP Morgan, Lehman Brothers, FCC

(1)  50 Thz


                   Fixed Wireless Is Cost Efficient In A Ring
               Which Expands As Fiber Price Performance Improves

[Graphic showing generic city map with two concentric circles. Inner circle labeled Fiber and outer circle labeled wireless with arrows on outer circle pointing outward].

                          How Much Fiber Based Backbone
                       Capacity Is (Or Will Be) In Place?

o    Dark fiber is not equivalent to capacity
o    Fiber is a rapidly changing network element
o    Each new generation of fiber enables substantial unit cost decreases

                  "Saying there is a glut of bandwidth because
             there is a lot of fiber is like saying there is a glut
                        of microprocessors because there
                               is a lot of sand."

Dr. Robert Metcalfe
Inventor of the Ethernet
Networking Protocol

                        Fiber Is Only A Small Part Of The
                          Variable Cost Of Capacity...

[Graphic: Pie chart showing Opto-electronics as greater than 95% and fiber as less than 5%]

o    Data from Level 3 ten year plan
o    Capital costs only
o    Cost of fiber for Level 3 requirements only
o    Does not include cost of fiber for dark fiber sales

                        ...However, Fiber Characteristics
                     Determine The Cost To Provide Capacity

Unit Costs Are Determined By:

The distance between equipment required to amplify and regenerate signals

The number of colors of light (wavelenthgs)

The line speed at which the lasers operate (OC-12, OC-48, etc.)

             Both fiber and opto-electronics are rapidly improving.
                         The lowest unit costs results
                         from the optimum combination of
                            these two technologies."

Anil Khatod
President
Optical Internet
Nortel Networks

        "Fiber and opto-electronics are proving to show the highest price performance improvements in telecommunications. The lowest unit costs will be achieved by optimally combining these two technologies."

Wendell Weeks
Executive Vice President
Opto-Electronics
Corning Inc.

                  "It is now clear that optical fiber, WDM and
                transmission equipment are all a part of a single
            integrated system. Each of these technologies is rapidly
                  improving. I believe the right combination of
              each new generation of these elements can drive down
                  the cost of moving information at rates that
                   make Moore's Law look slow by comparison."

Gerry Butters
Senior Vice President
Marketing and Technology
Chief Technology Strategist
Lucent Technologies

                   Submarine Cables Illustrate The Importance
             Of Optimizing Fiber Design To Match Equipment Advances

o    Each fiber is custom designed and fabricated to optimize price performance
o As a result, submarine cables span thousands of miles without very expensive electrical regeneration
o Several companies are bringing this same design approach to land based systems

                      Each New Generation Of Fiber Provides
                        A Bigger "Budget" To Allocate To
                          Equipment Spacing, Number Of
                           Wavelengths And Line Speed

Generation            Fiber Type               Relative Budget
1                     Single Mode              100
2                     NZDSF                    123
3                     LEAF                     138
4                     Gen 4                    172
5                     Gen 5                    345
6                     Gen 6                    431
7                     Gen 7                    862
8                     Gen 8                    1,078
9                     Gen 9                    2,156

Source:  Corning, Inc., Nortel Networks, Inc., Level 3 Engineering

                             Unit Cost Of Transport

[Graphic: Line graph with scale increasing from 0.01 to 10,000 labeled Unit Cost $ per Gb/s per mile on the Y axis and years 1990 to 2010 on the Y axis. Graph depicts decreasing Unit Costs over time for each new generation of fiber introduced]

     Assumptions:
o    Cost of opto-electronics for 1,000 mile point to point system
o    New fiber generations improve at SMF historic rates (29% per year)
o    New fiber generation every 21 months

Source: Corning, Inc., Nortel Networks, Inc., Level 3 Engineering

                      Compounding Unit Cost Reduction Rates
                   Provide A Substantial Competitive Advantage

                                           % Unit Cost Reduction From Gen 1
Year             Fiber Generation          (SMF)
2000             LEAF                      28%
2002             Gen 5                     71%
2005             Gen 7                     88%
2010             Gen 9                     95%

Source: Corning, Inc., Nortel Networks, Inc., Level 3 Engineering

                    Transport Is The Largest Cost Element For
                      IP Networks And Web Centric Companies


[Graphic: Bar graph showing total $ of cost per CD Rom (NY to LA) total for IP network is $1.98 and total for Circuit Switched Network is $27.08]

o    Transport is approximately 50% of IP network unit cost
o    Transport is approximately 4% of circuit switched unit cost

           National Networks Are Composed Of Various Fiber Generations


Company                 (U.S. Network) Miles  Fiber Generation(1)  Total (Fiber *        Lit (Fiber * Miles)
                                                                   Miles)
AT&T                    41,000                1                    1,435,000             369,000
Sprint                  31,000                1                    620,000               155,000
MCI WorldCom            45,000                1                    1,080,000             270,000
Qwest                   18,450                2                    885,600               73,800
Global Crossing         13,000                2                    312,000               52,000
GTE                     13,000                2                    312,000               26,000
Williams                33,000                1 to 3               1,531,000(2)          19,700
IXC (Broadwing)         16,400                2                    1,574,400             65,600
Enron                   5,500                 3                    588,000               11,000
Level 3                 16,000                3                    1,152,000             780

Source: JP Morgan - Level 3 Estimates - WCG Public Disclosures

Notes: (1) Predominant fiber  generation.  Certain networks combined mixed fiber generations
       (2)  Assumes average fiber count of 46


                        Only A Small Percentage Of Total
                     And Lit Fiber Employ Current Technology

[Graphic:  Two pie  charts.  First pie chart  labeled  Total Fiber Miles - Gen 1
(SMF) 33%, Gen 2 (NZDSF) 38% and Gen 3 (LEAF) 29%. Second pie chart labeled Lit Fiber Miles -- Gen 1 (SMF) 77%, Gen 2 (NZDSF) 22% and Gen 3 (LEAF) 1%]

                         Multiple Conduits Are Required
              To Leverage Technical Improvements In Optical Fiber

o    Pull new fiber when unit cost is lower
o Move traffic when O&M cost in oldest fiber exceeds Capex + O&M in newest fiber


               National Networks Have Varying Numbers Of Conduits

    Company                Network Miles         Conduits              Total Conduit Miles  Empty          Empty
                                                                                            Conduits       Conduit Miles
    AT&T                   41,000                1                     41,000               0              0
    Sprint                 31,000                1                     31,000               0              0
    MCI WorldCom           45,000                1                     45,000               0              0
    Qwest                  18,450                2                     36,900               1              18,450
    Global Crossing        13,000                0(1)                  0                    0              0
    GTE                    13,000                0(1)                  0                    0              0
    Williams               33,000                0 to 3                47,750               0 to 2         25,900
    IXC (Broadwing)        16,400                1                     16,400               0              0
    Enron                  5,500                 1                     5,500                0              0
    Level 3                16,000                12                    176,000              11(2)          176,000
    Total                  235,350               19 to 22              399,550              12 to 14       220,350

Source:  JP Morgan, Company Reports - WCG Public Disclosures

Notes:   (1) Included in Qwest Network
         (2) One conduit sold to INTERNEXT


                      Level 3 Is Positioned To Benefit From
                         Fiber Technology Improvements

[Graphic: Two pie charts. First, labeled Number of Empty Conduits. Level 3 11, Williams 0 to 2 and Qwest 1. Second, labeled Empty Conduit Miles (%) Level 3 80%, Williams 12%(1) and Qwest 8%].

[FN]
(1)  Assumes 25,900 empty conduit miles

                             Summary and Conclusions

o    Fiber represents less than 5% of the cost of capacity
o    Fiber is a rapidly changing technology
o Each new fiber generation substantially lowers associated equipment costs which represent greater than 95% of total cost
o    Multi conduit systems are required to leverage fiber technical improvements
o    Level 3 has the only US and European multi-conduit networks(1)

[FN]
(1) Estimated substantial completion 4Q00

                                     Demand

                                    Ron Vidal
                              Group Vice President
                        New Ventures & Investor Relations

                       Excess Supply Predictions Have Been
                       Common In Technology Based Markets

o    Mainframe Computers
o    Copy Machines
o    Fax Machines
o    Cellular Communications
o    Microprocessors
o    The Internet

                      Historical Analysis Fails To Predict
                            Demand From Two Sources

o    Demand created by disintermediation of legacy products and services
o    Demand for new products and services

             Historical Analysis Has Underestimated Bandwidth Demand

[Graphic: Graph depicting actual bandwidth demand versus projected bandwidth demand from 1980 to 2010. Source Lucent Technologies.]

                                Disintermediation

Definition: The replacement of a product or service by a lower cost alternative.

         Disintermediation Is A Major Source Of Current Bandwidth Demand

Existing  Market                   Substitute
Consumer and business  sales       Electronic commerce
Physical software distribution     Network based software distribution
Enterprise and consumer
a software applications            Application service providers
Physical music and video
distribution                       Network based content distribution
Broadcast and Cable TV             Streaming audio and video

o    Existing information distribution channels are very large
o    Communications services are directly substitutable for these channels
o    As prices decline, demand grows more rapidly

            Funding For New Services And Applications Is Accelerating

[Graphic showing increasing dollars of funding to Technology Companies and Internet-related companies based upon data from PriceWaterhouseCoopers]

          Bandwidth Intensive Companies Are Starting Up At Record Rates

o    25 to 30 Web centric startups receive a round of financing each day
o    Web centric enterprises spend 25% to 50% of operating expense on bandwidth
o    Geographic  distribution  of  investments
     -    37% Silicon Valley
     -    7% Boston
     -    56% rest of U.S.

                      New Companies are Creating Bandwidth
                        Demand at an Unprecedented Rate

Service Providers          Focal, RCN, Allegiance, Splitrock
ISPs                       Juno, Earthlink/Mindspring, NetZero, AOL
Portals                    AOL, Yahoo, Excite/@home
Web Hosting                DataReturn, eManage.com, Xuma
E-commerce                 Commerce One, Amazon.com
Streaming Content          Yahoo., Enron
Wireless IP                Alcatel, Nokia, NovAtel.Inc.
IP Voice                   3Com
ASP                        WebUseNet, onebox.com, Live365.com, Desktopnews,
                           Convergys

                    Communications Approaching The Quality Of
                Physical Presence (Telepresence)Is Illustrative
                      Of New Application Bandwidth Demand

Assumptions:

1 half/sphere/per eye
24 bit color
30 frames per sec.
2,400 dots per inch
10.4 billion pixels

One telepresence session requires 15 terabits/second (uncompressed)

             Bandwidth Requirements Of Selected Future Applications

Applications                          Backbone Bandwidth (1) (Petabits    Multiple of Current Backbone
                                      per sec)                            Bandwidth
Current backbone network              .001                                1
Online virtual reality/augmented      1 to 10                             1,000 to 10,000
reality
3-D holography/telepresence           30 to 70                            30,000 to 70,000
Meta computing                        50 to 200                           50,000 to 200,000
Web Agents                            50 to 200                           50,000 to 200,000

Source:  Corning Inc.

Notes:  (1) 1 Petabit = 1,000,000,000,000,000 bits


                                     Summary

o    Bottoms up analyses have consistently underestimated demand
o Historical analyses of bandwidth demand have underestimated demand from - Disintermediation of existing information distributed markets - New applications
o As bandwidth unit prices decrease, bandwidth unit demand will increase much faster

                                 Disaggregation

                        "When a horizontal business model
                        meets a vertical business model,
                          horizontal wins every time."

John Chambers
President and CEO
Cisco Systems, Inc.

              Vertically Integrated Industries Disaggregate When...

o    The pace of technical change is difficult for one company to master
o Price performance improvements for new technologies significantly drop unit costs
o Rapid changes in demand for disaggregated products or services are difficult for one company to meet
o    Market based standards, and partners, make bundling of services possible

              IP And Optical Technology Development Is Market Based

Market Based IP and                  Centrally Planned
Optical  Technology                  Technologies

Led by hardware, software            Led by national/international
and service providers                standards bodies
Product success determines           Standards determine product
standards                            development
Unpredictable and rapid              Predictable and slow

                  Market Based Standards And Silicon Economics
                      Have Disrupted The Computer Industry

[Graphic: Mainframe Market (Vertical Integration) showing physical hardware on bottom, memory, processor and storage on next level up, operating system on next level up and applications on top level. Client/Server Market (Horizontal Integration) physical hardware broken into three separate units on bottom, memory, microprocessor and storage broken into three units on next level up, operating system broken into three units on next level up and applications broken into three units on next level up.]

                  Market Based Standards And Silicon Economics
                   Are Disrupting The Communications Industry

[Graphic: Traditional Communications (Vertical Integration) Access and long distance network on bottom level, intelligent network on next level up and applications on top level. Web Centric Communications (Horizontal Integration) Access and broadband backbone in separate units on bottom level, intelligent distribution on next level up, hosting and network apps and data in separate units on next level up and portals, asps and e-commerce on top level in three separate units.]

                     Disaggregation Has Created Substantial
                        Value In The Computing Industry

                       Disaggregation Is Already Apparent
                         In The Communications Industry

                                     Summary

o Silicon economics is disaggregating the traditional, vertically integrated communications industry
o Value creation will occur most rapidly in focused, more horizontally integrated companies

                                Silicon Economics
                                        &
                                 Value Creation

                                   Jim Crowe
                                   President
                                      and
                            Chief Executive Officer

                    What Combination Of Interrelated Prices,
                       Demand And Capacity Maximizes NPV?

Price by service by location
Demand by service by location
2,500 city pairs                            = Tens of Thousands of Variables
Number and type of fiber over time
Types of opto-electronics
Network architectures

                 Maximizing NPV Requires Many Complex Trade-Offs
                     Between Tens Of Thousands Of Variables

Dropping Prices - Lowers revenue per unit - But increases number of units sold Increasing transmissions speed (OC-12, OC-48) - Increases capacity - But decreases equipment spacing and number of colors of light
Increasing numbers of colors (wave lengths) - increases capacity - But decreases equipment and transmission speed
Shortening network element life - Leverages price performance improvements - But increases absolute capital requirements

    Level 3 Has Developed The Industry's First Integrated Optimization Model

o    Utilizes advanced optimization technology
o Level 3 has strong team of leading operations research and process optimization personnel
o    Lucent  (Bell  Labs)  has  provided   leading   researchers  to  assist  in
     mathematical formulations

                      Results Have Shaped Level 3 Strategy

o    NPV is maximized when price decreases approach technology improvement rates
o Pull less fiber, more often, to leverage technical improvements - Requires multiple conduits
o    Deploy new generations of opto-electronics technology very quickly
o    Average asset lives are short
o    Small improvements compound over time

                             Some Future Directions

o    Modeling of competitor response
o    Forward pricing models
o    Integrate optimization models and provisioning systems

                           Customers, Sales & Services

                                  Kevin O'Hara
                            Executive Vice President
                                       And
                             Chief Operating Officer

          Level 3 Sales Are Driven By High Growth Web Centric Companies

[Graphic: Pie chart web centric at 76%, carriers at 11% and Enterprises at 13%]

o    Web centric companies' bandwidth demands are doubling every 4-6 months
o    Level 3 services often represent 25% to 50% of customer operating expense
o Many customers are colocated at Level 3 gateways - Colocation substantially reduces bandwidth costs

                     Level 3 Provides A Comprehensive Range
                      Of Services To Web Centric Companies

[Graphic: Collection of customer logos]

o    Transport services
     -    Private line
     -    Dark fiber
     -    Conduit
o    Colocation and Internet access
o    Softswitch platform services
     -    Managed modem
     -    Voice
o    Submarine Services

                               Transport Services

[Graphic: collection of conduits with a single cable in a single conduit]

o    Includes private line, dark fiber and conduit
o    Private line is $44 billion global market
o    Current market is supply constrained
o Upgradeable multi-conduit local and intercity network assures low cost position

                               Transport Services
                            Representative Customers

Allied Riser Communications (ARC)
Cable & Wireless
CMGI Inc.
COLT Telecom
Computer Telephone Corp.
Convergys
DBN Corporation
Desktopnews
EManage.com
Enron
Focal
Disney/Go
InterNAP Network Services
Intellispace
NEXTLINK
Juno
Network Access Solutions
Northpoint Communications
Pacific Gateway Exchange
RCN
Splitrock Services Inc./McLeod
Time Warner Telecom
Worldstar Telecom

                               Colocation Services

                                   Jimmy Byrd
                              Senior Vice President
                            Colocation & IP Services

                           Colocation And IP Services

o    $50 billion global market (Source: International Data Corp. 1999)
o    Level 3 global facilities include over 3.4 million sq. ft.
o    Connectivity to Level 3's low cost broadband and IP networks
o    Today's market is supply limited

                           Hosting And Colocation Are
                              Different Businesses

Hosting
o    Content development
o    Application Support
o    Operating system management
o    Database management
o    Server management

Colocation
o    Physical space
o    Power and environmental management
o    Broadband network connectivity

o    Hosting is an IT systems integration busines
     -    People intensive
o    Colocation is a broadband network service
     -    Provides portal to network
     - Colocation on Level 3 backbone can reduce bandwidth costs by 50% to 80%

                          Web Centric Companies Benefit
                        By Locating In Level 3's Gateways

[Graphic: Cost of transport for a 750 mile circuit. Relative cost on Y axis bar graph for Level 3 gateway and Third party gateway leased network]

               Level 3 Has More Gateway Space Than Any Competitor

[Graphic: bar graph showing Level 3 with most, next Exodus, next Global Crossing and lowest Qwest]

                                   IP Services

[Graphic: Map of United States with IP Backbone.]

o    Global IP network
o    Directly connected to tier one ISPs
o    Accessible via local transport or colocation

                           Colocation And IP Services
                            Representative Customers
Akamai
Alchemy Communications, Inc.
AltaVista Company
Yahoo
Castle.net
CMGI Inc.
Communications & Leasing Services, Inc.
Computer Telephone Corp.
Consumer Net Marketplace, Inc.
Critical Path
DataReturn
EarthLink/Mindspring
Disney/Go
Intervue
Keynote Systems
Live365.com
NetGravity
Net2000 Communications
Northpoint Communications
onebox.com
Oracle
Sony Online Entertainment
StorageTek
WebUseNet
Xuma

                                     Summary

o    Gateways are portals to Level 3 Network
o    Level 3 IP bandwidth and capabilities are redefining the market
o    Supply constrained market

                               Softswitch Services

                                   Ike Elliott
                              Senior Vice President
                          Softswitched Enabled Services

                          Softswitch Platform Services

o    $664 billion global market (Source: International Data Corp. 1999)
o    Softswitch architecture means rapid, long term cost and price reductions
o    Services include
     -    Managed Modem (available)
     -    LD Voice (available)
     -    Local Voice (estimated 2001)

                         Today's Revenues Are Dominated
                              By Telephone Services
                                  ($ millions)
Today's IP Market

Data Services       $47,104
Internet Access      27,000
IP Telephony          4,100
IP VPN                  913

Total               $79,117

Today's Telephone Market

Switched Telephony           $529,000
Fax                           121,000

Total                        $650,000

Today's Voice Services Market == 89%
Todays's Total Market

Source:  International Data Corp. 1999

                               Softswitch Services

o    Softswitch services with IP economics are a major opportunity today
o    Softswitch technology enables high quality services today
o    Softswitches are commercially available today

                             Softswitch Architecture

o    Software based substitute for conventional circuit switch
o    Utilizes general purpose computers
o    Open interfaces enable third party software development
o    Leverages silicon economics
o    Utilizes efficient, distributed architecture

                                  Key Concepts
                     The Four Major Communications Networks

IP Networks
Telephone Networks
SS7 Networks

All on top of Transmission Network

                                  Key Concepts
                             Digital Circuit Switch

o    Integrated functionality
o    Proprietary software
o    Proprietary application development

                                  Key Concepts
                             SS7 Enabled Softswitch

o    Distributed functionality
o    Open platforms
o    Open interfaces enable new applications
o    Overflow to PSTN when quality is unacceptable

                         Softswitches And Media Gateways
                        Are Commercially Available Today

o    Over  100  leading  companies  are  members  of  International   Softswitch
     Consortium
o At least 22 vendors have introduced or plan to introduce Softswitch gateway controller technology
o    At least 20 vendors sell or plan to sell Softswitch gateway components

                Softswitched Services Leverage Silicon Economics

Time To Double
Performance Per Dollar
(mo)
Circuit Switch    80
Softswitch        20


o Currently a Softswitch costs 40% to 45% less than an equivalent circuit switch
o Given relative price-performance improvement rates, Softswitches will be much less expensive over time
o Distributed components with open interfaces will spur development of new applications

      Managed Modem Is The First Widely Available Softswitch Based Service

o    Used for dial-up Internet access
o    Available since October 1998
o    Quality equal to or better than circuit switch based service
o    Level 3 is the only national supplier

                                  Managed Modem
                            Representative Customers

o    AOL
o    Access Technologies
o    CMGI Inc. o Earthlink/Mindspring
o    Juno
o    NetZero
o    UltraNet Communications
o    1st Up

       (3)Voice Is The Industry's First Commercially Available Softswitch
                              Based Voice Service

o    Sold to LD carriers
o    Available since Dec 1999
o    Quality equal to circuit switch based service
o    Coverage in 24 cities by Mar 2000
o    Level 3 is the only national supplier

                               Submarine Services

o    Key part of Web centric focus
o    Many Web centric companies have international operations
o    Ownership assures Level 3 has low cost position
o    Level 3 is major operator
o    TAT-14
o    AC-1
o    Project Yellow
o    US-Japan
o    Japan-Hong Kong

                        Web Centric Sales Representative
                   Average Productivity Is Rapidly Increasing

[Graphic: bar graph showing increasing sales from Q1 to Q2 to Q3 in 1999]

                                Customer Service

o    Focused on Web centric enterprises
o Convergys partnership enables full suite of services and Business Support Systems
o    24x7 customer service and support
o    Growing Web based support capability

                                     Summary

 o    Level 3 is focused on enabling high growth, Web centric enterprises
 o Level 3 has the industry's most complete set of Web centric services - Transport - IP and Colocation - Softswitch Services - Submarine Transport Services
 o    Level 3 Sales productivity are rapidly growing

                                 Level 3 Network

                                   Dan Caruso
                              Group Vice President
                           Global Customer Operations

[Graphic: five pictures: colocation sites; IP network; intercity network; local networks softswitch network]

                          Colocation Gateway Facilities
                             Typical Colocation Site

[Graphic: Not to scale depiction of layout of typical colocation facilities]

o    Typically 50,000 to 500,000 sq. ft.
o    Dual, fault tolerant Level 3 network connections
o Interconnected with at least 3 other local networks and intercity networks
o    High level of physical and network security

                               Gateway Facilities


[Graphic: Map of U.S. showing locations of colocation facilities separately identified as in service in 1999 and 2000]

                              Typical City Network

[Graphic: artist rendition of city network in lower Manhattan and northern New Jersey.]

o    Connects
o    Colocation sites
o    ILEC Cos
o    Third party hosting sites
o    Carrier hotels
o    Upgradeable multiple conduit system
o    Connects points of traffic aggregation
o    Not an access network

                              Metropolitan Networks

[Graphic: Map of U.S. showing locations of metropolitan networks separately identified as in service in 1999 and 2000]

                             U.S. Intercity Network

[Graphic: Map of the U.S. showing proposed intercity network with in service dates of 1999 and 2000]

o    16,000 U.S. route miles
o    Upgradeable 12 conduit system
o    Connects more than 150 cities
o    Leased facilities enable sales upon gateway completion

                         Level 3 Expects To Complete The
                    U.S. Intercity Network Ahead Of Schedule

[Graphic: time line graphic showing original schedule and newly announced schedule]

o    9,300 miles of network complete as of Dec. 31, 1999
o    Average of 250 miles of network completed per week
o    3,000 miles of 96 fiber cable installed as of Dec. 31, 1999
o    First segments lit 4Q99
o    Substantial completion in 4Q00

                       Level 3's Intercity Network Cost Is
                              A Strategic Advantage

[Graphic: bar graph showing indicative cost per conduit mile of Level 3's network ($12,000) Qwest's network ($61,000) Williams ($82,758) and Broadwing
(IXC) ($120,000). Notes: Assumes cost of $120,000 per mile for single conduit network plus $2,000 per mile for each additional conduit for Level 3. Williams is noted that non continuous conduit - figure indicates average conduits per mile.]

                               Level 3 IP Network

[Graphic: Map of the U.S. with IP Network shown with dates in service for 1999 and 2000]

o    Operational IP backbone connects 27 cities
o    Direct peering with major ISPs
o    Currently replacing ATM layer with MPLS routing

                         Level 3's Network Uses 4 Layers

[Graphic: depiction of elements of network with primary attributes. Fiber - physical medium; WDM - high capacity, SONET - multiplexing, low error rate, fault tolerance, ATM - quality of service, IP - addressing]

           4 Layer Networks Have Inefficient Overlapping Functionality

Global Addressing - IP
Quality of Service - ATM
Multiplexing  - IP,  ATM,  SONET,  WDM
Low Error  Rate - IP,  ATM,  SONET
Fault Tolerance - IP, ATM, SONET
High Capacity - SONET, WDM

                          Networking Technologies Have
                            Varying Improvement Rates


          Improvement Rate Per       Time to Double Performance per Dollar
          Year %                     (mo)
IP        52                         20
ATM       23                         40
SONET     32                         30
WDM       130                        10

Souce: Level 3 Estimates "Why Circuit Switching is Doomed," Peter J. Sevcik, Business Communications Review, Sept., 1997

       Multi Protocol Label Switching (MPLS) Enabled Routers Are Expected
                                To Eliminate ATM

o    MPLS is an extension of IP
o    MPLS provides Quality of Service capability similar to ATM
o MPLS enabled routers are commercially available - Level 3 is currently deploying MPLS routers
o    Elimination of ATM provides substantial cost savings

                       Optical Protection And Multiplexing
                          Will Replace SONET Protection
                                And Multiplexing

                                     Caveat!

 Unexpected innovations in technology will disrupt predicated technology trends

                    (It's good to hve an upgradeable network)

                         The Level 3 Softswitch Network

[Graphic: Map of the U.S. with indications of locations of Media Gateways and Softswitches]

o    Distributed, open architecture
o    Fully interconnected with public telephone network
o    Provides Managed Modem and (3)Voice Service
o    Level 3 has deployed the only national Softswitch network

                                     Summary

o    On or ahead of schedule on all major activities
o    Major network elements will be completed during 2000
o Continued focus on execution o Level 3 is the leader in deployment of IP optimized, upgradeable networks

                             International Strategy

                                 Colin Williams
                            Executive Vice President
                            Global Services & Systems

                             International Strategy

o    Focus on Web centric companies
     -    Market leadership in colocation facilities
o    Leverage industry's first upgradeable, multi-conduit network
     -    Connect Internet intensive locations
o    Maintain access to low cost submarine capacity
o    Sell scaleable, globally compatible services
     -    Leverage global development and deployment


                                 Western Europe
             Level 3 is Focused on High Growth, Web Centric Markets

Country                 Population (000s)     Internet             Growth Rate (%)       Number of Users
                                              Penetration (%)                            (000s)
Germany                 81,600                12.4                 31.4                  10,118
United Kingdom          58,100                15.1                 39.3                  8,773
France                  58,978                6.9                  39.3                  4,069
Italy                   57,200                5.4                  38.8                  3,088
Netherlands             15,808                15.7                 36.0                  2,482
Belgium                 10,182                7.7                  35.0                  784
Sweden                  8,100                 28.2                 31.5                  2,284
Spain                   39,600                5.1                  48.3                  2,019
Finland                 5,158                 31.0                 25.0                  1,599
Denmark                 5,357                 21.5                 29.0                  1,156
Switzerland             7,275                 14.4                 32.0                  1,048

Graphic indicates that Level 3 Markets are top 6 markets on chart.
Source: IDC Report (11/22/99), Ovum Internet Market Forecasts, Level 3 Estimates

                        Relative Bandwidth Costs Are High

Country                    EU Private Line Price Ratio(1)
U.S.                                1.0
Netherlands                         3.5
Belgium                             5.0
United Kingdom                      5.8
France                              6.6
Germany                             7.7
Italy                              13.6

Source:  Tarifica "Leased Line market in Europe" 1998 (Incumbent Pricing)
[FN]
Notes (1) For E1 half circuit

                      Western Europe Services Availability

Service                    Availability
Transport
     -    Private Line     Available
     -    Dark Fiber       Available
     -    Conduit          Available
Submarine Transport        Available
IP and Colocation
     -    Colocation       Available
     -    IP               Available
Softswitch Services
     -    Managed Modem    2000
     -    Voice Service    2001

                            Representative Customers

Xstream
Gigabell
Quoka.com
Gigaport
BBC
COLT
Sony Music Europe
IDT
Cistron
Wish.com
Planet Internet
UPC
Versatel Telecom
Compuware
Euronet
Scoot.com
Virtual Internet
LIT

                          Western Europe Gateway Status

[Graphic: Gateway locations in Western Europe and in service date of 1900 and 2000]

                      Western Europe Metropolitan Networks

[Graphic: Western Europe locations and in service dates of 1999, 2000 and future]

o    Multi-conduit capability
o    Connects PTTs, carriers and Internet traffic hubs

                        Western Europe Intercity Network

[Graphic:  Route map of 3 ring intercity network in Western Europe]

o    Upgradeable, multi-conduit network
o    Over 2100 miles complete as of 4Q99
o    4Q00 scheduled completion
o    Joint build with COLT

                               European IP Network

[Graphic: depiction of network connections between East Coast of U.S. and European intercity network]

o    Operational IP Backbone connects 4 cities
o    Peering with major ISPs
o    Currently replacing ATM layer with MPLS routing

                         Level 3 Trans Atlantic Capacity

[Graphic: depiction of undersea capacity between East Coast of U.S. and Western Europe]

o    Connectivity between multi-terabit U.S. & European networks
o    Integrated sub-sea and terrestrial network
     -    Operated and managed as one
o    Ability to take advantage of regulatory and technical environment
o    Ability to continually refresh network and drive costs down

                                      Asia
                        Level 3 Is Positioned To Benefit
            From Asia's Rapidly Growing Demand for IP Based Services
Country                 Population (000s)     Internet             Growth Rate (%)       Number of Users
                                              Penetration (%)                            (000s)
Japan                   125,100               17.8                 35.5                  22,392
Korea                   68,271                9.8                  55.0                  6,691
Taiwan                  22,113                18.5                 42.0                  4,090
Hong Kong               6,100                 32.8                 28.3                  2,000
China                   1,220,000             0.1                  74.9                  1,220

Graphic indicates that Level 3 Markets are top 4 markets on chart.
Source: IDC Report (11/22/99), Ovum Internet Market Forecasts, Level 3 Estimates


                             Regulatory Environment
                             Local Facilities           International Facilities   Data Services
Japan                        Open                       Open                       Open
Hong Kong                    No New Local Facilities    Licenses For Entities      Open
                             Licensed Until 1/1/2003    Bringing New Cable
                                                        Capacity to Hong Kong
South Korea                  Maximum 49% Foreign        Maximum 49% Foreign        Open
                             Ownership                  Ownership
Taiwan                       Market Opening July 1,     Market Opening July 1,     Open
                             2001.  Maximum 60%         2001.  Maximum 60%
                             Foreign Ownership upon     Foreign Ownership upon
                             WTO (20% Currently) Upon   WTO (20% Currently) Upon
                             WTO entry likely this      WTO entry likely this
                             year                       year
Singapore                    No Licenses Currently      Policy Under Review        Open
                             Available; Review in 2002
Australia                    Open                       Open                       Open
China                        Significant Easing of      Significant Easing of      Significant Easing of
                             Geographical, Foreign      Geographical, Foreign      Geographical, Foreign
                             Ownership and Licensing,   Ownership and Licensing,   Ownership and Licensing,
                             Restriction.  Full         Restriction.  Full         Restriction.  Full
                             Details Still Being        Details Still Being        Details Still Being
                             Finalized                  Finalized                  Finalized


                                      Asia
                     Relative Bandwidth Costs are Very High

From                 To                       Relative Cost Per STM-1 Mile
New York             San Francisco            1
New York             London                   1
Tokyo                San Francisco            6.5
Tokyo                Hong Kong                7.7
Hong Kong            San Francisco            8.2

Source:  Level 3 Estimates

                                      Asia

[Graphic: depiction of Northern Asia network connected to U.S. intercity network]

o    Tokyo gateway facility secured
o    Hong Kong to Tokyo Cable under development
     -    1Q01 estimated completion
o    Major ownership in US - Japan cable
     -    3Q00 estimated completion

                                     Summary

o Services to Web centric companies in Europe and Asia are a major opportunity - Very rapid growth - High relative prices
o    Level 3 can leverage global customer relationships and service development
o Level 3 is building the first international network optimized for IP in these markets

                                   Our People

                                  Kevin O'Hara
                            Executive Vice President
                                       and
                             Chief Operating Officer

                         Level 3's First Priority Is To
                        Attract And Keep The Best People
                                 In The Industry

           The NextGen Service Provider Versus The Traditional Carrier

         NextGen Service Providers

         Entrepreneurial
         Flexible, team oriented
         Very rapid business cycle
         Scalable thru information technology
         Emphasizes use of partners and market based solutions

         Traditional  Carriers

         Utility mindset
         Highly structured workplace
         Slow  business cycle
         Scalable thru rigid processes
         Centrally planned, with custom systems

                                Level 3's People

o    Entrepreneurial
o    Results oriented
o    Prefer success based compensation to entitlements
o    High degree of technical expertise
o    Take responsibility for continuous learning

Think Like Owners

                               Level 3's Approach

o    Locate in the right place
o    Provide the right work environment
o    Compensate in the right way

                                Compensation Plan

Salary    90% - 95% of competition

Bonus     Up to 110% of competition for targeted performance

Benefits  Competitive and "market smart"

Long Term Ownership oriented
          -    Shareworks
          -    Outperform Stock Options

                              Long Term Incentives

Shareworks Stock Grant     All employees
                           Up to 3% annual compensation

Shareworks Match           All employees
                           Up to 7% annual compensation

Outperform Stock Options   Granted to all employees

                             Outperform Stock Option

o    Grants equal in initial value to competitors' grants of standard options
o    Four year life
o    Granted on rolling quarterly basis
o Value at exercise equal to market price minus strike price, times multiplier

                Few Companies Consistently Outperform The S&P 500

                            Outperform Stock Options

o    Aligns management team and stockholder interest
o    Properly  balances  management team and stockholder  rewards
-    Stockholders receive S&P 500 return before management participates
-    At maximum outperformance, stockholders receive 75% of extra value creation
o    Attracts and retains success oriented entrepreneurs

                           The Level 3 Plan Is Working

o    Hired executive team with proven record
o    Hired 3,850 experienced people
o    Receiving average of 500 resumes per week
o    Current data base of 35,500 applicants

                               Financial Overview

                                  Doug Bradbury
                            Executive Vice President
                                       and
                             Chief Financial Officer

                                    Overview
o    Financial Strategy
o    Business Plan Funding
o    Financial Drivers
o    Summary

                               Financial Strategy

o    Level 3's strategy is to maximize NPV while minimizing financial risk
     -    Conservative use of debt
     -    Prefunding of business plan
o    Preserving access to capital is key goal

                       Capital Acquisition Plan Guidelines

o    Diversify funding sources
o    Maintain timing flexibility
o    Equity is appropriate for up front expenditures
o    Debt is appropriate for success based spending
o    Substantially prefund logical business phases
o    Continue to improve credit quality

                        Business Plan Is Logically Phased

o    Business Plan requires approximately $13-$14 billion
     -    Phase 1-5 require $11 billion
             Includes $1 billion in transoceanic capacity
     -    Phase 6 adds $2.5 billion
o    Phases designed to service debt without additional capital

                            Currently Planned Phases
                              Cumulative Statistics

Phase      Global Metropolitan     Global Gateway Space       Global Intercity
           Markets                 (sq. ft.)                  Backbone Miles (1)
1          15                      1.1M                       9,000
2          31                      2.1M                       17,800
3          39                      2.8M                       19,400
4          69                      3.4M                       19,400
5          69                      5.2M                       19,400
6          77                      6.5M                       20,775

[FN]
(1) Excludes undersea cables

                            Currently Planned Phases
                              Cumulative Statistics
Phase        U.S. Metropolitan Markets  International              U.S. Intercity Network     International Intercity
                                        Metropolitan Markets       Miles                      Network Miles
1            15                         --                         9,000                      --
2            26                         5                          16,000                     1,800
3            26                         13                         16,000                     3,400
4            56                         13                         16,000                     3,400
5            56                         13                         16,000                     3,400
6            56                         21                         16,000                     4,775



                      Prefunding Each Phase Minimizes Risk

o    Prefunding minimizes both financial and operating risk
o Available liquidity plus undrawn portion of bank facility substantially prefunds phases 1 thru 4
o    Phases 1 thru 4 result in substantial global presence

                  Success Based Capital Spending Enhances Value

o    Capital spending directly associated with incremental cash flow
o    Electronics installed after customer order
o    Success in executing strategy
     -    Increases ROI
     -    Decreases risk
          -  Efficient network utilization
          -  Benefit from silicon economics

     Level 3 Has Balanced Debt And Equity Issuance To Fund The Business Plan

Phase 1      $800 million Initial Cash Contribution
             $1.2 billion proceeds from sale of CalEnergy stock

Phase 2      $2 billion 9.125% Senior Notes

Phase 3      $500 million 10.5% Senior Discount Notes
             $1.6 billion Common Equity

Phase 4      $1.4 billion Senior Secured Credit Facility
             $823 million 6% Convertible Subordinated Notes

   Phases 1 Through 4 Are Substantially Prefunded In Accordance With Capital
                               Acquisition Plan(1)

[Graphic: Capital Expenditures Pie Chart: Up Front at 56% and Success Based at 44%. Capital Structure Pie Chart: Equity at 53% and Debt(2) at 47%.]

[FN]
Notes: (1) Reflects market value of RCN and CTCO as equity on the balance sheet
       (2) Convertible Debt offering treated as debt for ratio purposes

               Level 3 Has The Financial Strength To Execute Plan

                                           As of September 30, 1999
                                                    Assuming Fully Drawn Credit
($ Millions)                          Actual        Facility
Cash and Marketable Securities        $4.218        $5,118
Total Debt                            $3,983        $4,883
Total Stockholders' Equity            $3,531        $3,531
Total Capitalization                  $7,514        $8,414
Total Equity Market
Capitalization(1)                     $31,400       $31,400
Total Debt/Book Capitalization        53%           58%
Total Debt/Market Capitalization      13%           16%

[FN]
(1) As of 1/18/00; does not include market value of RCN and CTCO holdings ($2.3 billion)

                         Key Financial Drivers - Revenue
Key Drivers
o    Capacity and dark fiber sales
o    Number of markets
o    Array of products
o    Sales to Web centric companies - 85% of revenue
o    Rapidly decreasing unit prices, rapidly increasing volume
o    Estimated revenue mix
Transport            20% - 30%
Colocation/IP        30% - 40%
Softswitch           40% - 50%

[Graphic: Telecom Revenue estimates bar graph. 1999 less than $200 million; 2000 $750 million and 2001 $1,700 million]

                     Key Financial Drivers - Cost Of Revenue

Key Drivers
o    Migration of Traffic from leased to owned facilities
o    High Web centric sales ratio
o    Increase in gateway space brings more traffic on-net

[Graphic: Telecom Gross Margin % bar graph. 1999 N/A, 2000 25% and 2001 50%]

                          Key Financial Drivers - SG&A

Key Drivers
o    Headcount and growth related expenses
o    Variable expenses dominate over time
o    Operating expense efficiency
     -    Web enabled customer service and provisioning
     -    Web centric sales channels

[Graphic: Total SG&A As A % of Total Revenue bar graph. 1999 slightly more than 100%, 2000 80% and 2001 65%].

                          Key Financial Drivers - CapEx

Key Drivers
o    Scope and pace of network construction
o    Increased CapEx reflects accelerated network build-out
o    Up front to success based capital ratio
o    Average depreciable life of approximately 5 to 7 years over time


[Graphic: Telecom Capital Expenditures bar graph. 1999 slightly more than $3.0 billion, 2000 $3.5 billion and 2001 $2.5 billion.]

                         Key Financial Drivers - Summary

($ in millions)                       2000                    2001
Telecom Revenues:                     $750                    $1,700
Telecom Gross Margin:                 25%                     50%
Total SG&A:                           80%                     65%
Telecom CapEx:                        $3,500                  $2,500

      Over 85% of All Expenditures Are Invested in The Network Platform(1)

[Graphic: Capital Expenditures at 87% and Operating Losses and Working Capital at 13%]

[FN]
(1)  Cumulative use of cash to positive cash flow.

                          Level 3 Stock Performance(1)
                Current Value of $1000 invested in November 1997

[Graphic: Bar graph showing AT&T at $1,668; MCI WorldCom at $2,234; Sprint at $2,498; Qwest at $3,223; Level 3 at $9,009; Nasdaq at $2,609 and S&P 500 at
$1,585]

[FN]
(1)  From November 14, 1997 to January 18, 2000

                                Financial Summary
          Financial Projections Are Consistent With Level 3's Strategy

o    Phases 1 through 4 are substantially prefunded
o Strong revenue growth is driven by increasing market demand for Web centric services
o    High gross margins over time reflect on-net strategy
o High absolute capital expenditure levels reflect on-net strategy and silicon economics

                                     Summary

o Level 3 is an Internet infrastructure company focused on the needs of Web centric companies
o    Level 3 has the right strategy to meet these needs
o    Level 3 has the right network to meet these needs
o    Level 3 has the right services to meet these needs
o Level 3 has the financial strength to capitalize on this substantial opportunity